UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C. 20549

                         _____________

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934


Date of earliest event
  reported: September 3, 2009


                    American Airlines, Inc.
    (Exact name of registrant as specified in its charter)


  Delaware                    1-2691               13-1502798
(State of Incorporation) ( Commission File Number) (IRS Employer
						    Identification No.)


4333 Amon Carter Blvd.   Fort Worth, Texas            76155
(Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American  Airlines, Inc. is filing herewith  a  press  release issued on September 3, 2009 as Exhibit 99.1, which is included
herein.   This  press  release was  issued  to  report  August
traffic for American Airlines, Inc.





                           SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     American Airlines, Inc.



                                   /s/  Kenneth W. Wimberly
                                        Kenneth W. Wimberly
                                        Corporate Secretary



Dated:  September 4, 2009








EXHIBIT INDEX


Exhibit   Description

99.1      Press Release







                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        mediarelations@aa.com


FOR RELEASE: Thursday, Sept. 3, 2009

           AMERICAN AIRLINES REPORTS AUGUST TRAFFIC

     FORT WORTH, Texas - American Airlines reported an August load factor of 84.7 percent, an increase of 1.2 points versus the same period last year. Traffic decreased 8.1 percent and capacity decreased 9.4 percent year over year.
     Domestic traffic decreased 9.1 percent year over year on 11 percent less capacity. International traffic decreased by
6.4 percent relative to last year on a capacity decrease of
6.7 percent.
     American boarded 7.7 million passengers in August.



Detailed traffic and capacity data are on the following pages.








                  AMERICAN AIRLINES PASSENGER DIVISION
                COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                       EXCLUDES CHARTER SERVICES
                                            August
                                         2009           2008     CHANGE
REVENUE PASSENGER MILES (000)
 SYSTEM                            11,173,198     12,161,916      -8.1%
                D.O.T. DOMESTIC     6,929,861      7,627,650      -9.1
                INTERNATIONAL       4,243,337      4,534,265      -6.4
                ATLANTIC            1,867,201      1,893,726      -1.4
                LATIN AMERICA       1,909,752      2,155,360     -11.4
                PACIFIC               466,384        485,179      -3.9

AVAILABLE SEAT MILES (000)
 SYSTEM                            13,194,493     14,561,957      -9.4%
                 D.O.T. DOMESTIC    8,046,446      9,045,198     -11.0
                 INTERNATIONAL      5,148,047      5,516,759      -6.7
                 ATLANTIC           2,246,657      2,284,539      -1.7
                 LATIN AMERICA      2,321,079      2,649,631     -12.4
                 PACIFIC              580,311        582,589      -0.4

LOAD FACTOR
 SYSTEM                                 84.7%           83.5%    1.2Pts
                 D.O.T.  DOMESTIC       86.1            84.3     1.8
                  INTERNATIONAL         82.4            82.2     0.2
                  ATLANTIC              83.1            82.9     0.2
                  LATIN AMERICA         82.3            81.3     0.9
                  PACIFIC               80.4            83.3    -2.9
PASSENGERS BOARDED                 7,723,121       8,439,285    -8.5%

SYSTEM CARGO TON MILES (000)         137,724        170,638    -19.3%





                  AMERICAN AIRLINES PASSENGER DIVISION
                COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                       EXCLUDES CHARTER SERVICES
			                     YTD August
                                         2009           2008     CHANGE
REVENUE PASSENGER MILES (000)
 SYSTEM                            82,975,419	    91,505,302	   -9.3%
		D.O.T. DOMESTIC    52,104,200	    58,250,891    -10.6
		INTERNATIONAL 	   30,871,220	    33,254,411	   -7.2
		ATLANTIC 	   12,540,574	    13,086,440	   -4.2
		LATIN AMERICA 	   14,730,463	    16,458,250	  -10.5
		PACIFIC 	    3,600,183	     3,709,721	   -3.0

AVAILABLE SEAT MILES (000)
 SYSTEM                        	  102,878,534	   111,843,612     -8.0%
		D.O.T. DOMESTIC    62,580,618	    70,016,305	  -10.6
		INTERNATIONAL 	   40,297,916	    41,827,307	   -3.7
		ATLANTIC 	   16,253,616	    16,525,248	   -1.6
		LATIN AMERICA 	   19,495,146	    20,841,598	   -6.5
		PACIFIC 	    4,549,154	     4,460,461	    2.0

LOAD FACTOR
 SYSTEM                        	 	 80.7% 	          81.8%    -1.2Pts
		D.O.T. DOMESTIC 	 83.3     	  83.2      0.1
		INTERNATIONAL          	 76.6	  	  79.5	   -2.9
		ATLANTIC 	         77.2	  	  79.2     -2.0
		LATIN AMERICA 	         75.6  	          79.0 	   -3.4
		PACIFIC 	         79.1	  	  83.2	   -4.0
PASSENGERS BOARDED            	   58,313,552	    64,572,897	   -9.7%

SYSTEM CARGO TON MILES (000)  	    1,043,894	     1,388,321	  -24.8%

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